SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                          -----------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934
                         ------------------------------



         Date of Report (Date of earliest event reported): May 29, 1998


                                  MASTEC, INC.
             (Exact name of registrant as specified in its charter)





        Florida                           0-3797                   65-0829355
State or other jurisdiction        (Commission File Number)    (I.R.S. Employer)
    of incorporation


             3155 N.W. 77th Avenue
                 Miami, Florida                            33122-1205
    (Address of principal executive offices)               (Zip code)


        Registrant's telephone number, including area code: 305/599-1800


                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5.  Other Events

         On May 29, 1998, MasTec, Inc., a Delaware corporation (the "Company"), consummated its reincorporation of the Company from Delaware to Florida in accordance with the terms of a Plan of Merger, dated as of March 19, 1998 (the "Plan"), among the Company and MasTec Reincorporation, Inc., a Florida corporation and wholly-owned subsidiary of the Company (the "Subsidiary"). Pursuant to the Plan, the Company merged with and into the Subsidiary with the Subsidiary being the surviving corporation (the "Surviving Corporation"). The Surviving Corporation assumed all of the assets and liabilities of the Company, including contractual obligations under the Company's outstanding indebtedness. The existing Board of Directors and officers of the Company became the Board of Directors and officers of the Surviving Corporation for identical terms of office. The Surviving Corporation also assumed the name of "MasTec, Inc." in the merger so that the Surviving Corporation will operate under the same name as the Company. Pursuant to the merger each share of the Company's Common Stock issued and outstanding was automatically converted into one fully-paid and nonassessable share of the Common Stock, $0.10 par value per share, of the Surviving Corporation. In addition, each currently outstanding stock option of the Company was automatically converted into an option to purchase the same number of shares of Common Stock of the Surviving Corporation at the same option exercise price per share and upon the same terms and subject to the same conditions as set forth in the option. The Company does not intend to issue new stock certificates to stockholders of record in connection with the merger. Instead, each certificate representing issued and outstanding shares of Common Stock of the Company immediately prior to the effective date of the merger will continue to evidence ownership of the shares of Common Stock of the Surviving Corporation after the effective date of the merger.

         The Surviving Corporation's Common Stock was deemed to be registered under Section 12(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), pursuant to Rule 12g-3(a) thereunder upon its issuance in exchange for the Common Stock of the Company. This Form 8-K is being filed for the purpose of accomplishing such registration pursuant to Section 12(b) of the Act. The Surviving Corporation's Common Stock has been substituted for Company Common Stock on the New York Stock Exchange and will continue to trade under the symbol "MTZ" without interruption.

Item 7.  Financial Statements and Exhibits

                  (a)    Not applicable.

                  (b)    Not applicable.

                  (c)    Exhibits   (Exhibit   numbers  conform to  Item  601 of
                         Regulation S-K):

                                                   (2.1) Plan and  Agreement  of
                                    Merger   (incorporated   by   reference   to
                                    Appendix A to the Company's definitive Proxy
                                    Statement  for its 1998  Annual  Meeting  of
                                    Stockholders, dated April 14, 1998, filed with the Commission on April 14, 1998 (the "Proxy Statement")).

                                                   (3.1) Articles of
                                    Incorporation  of the Surviving  Corporation
                                    (incorporated by reference to Appendix B to the Proxy Statement).

                                                   (3.2) Bylaws of the Surviving
                                    Corporation.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: June 29, 1998                            MASTEC, INC.




                                                 By:  /s/ Jose M. Sariego
                                                          Senior Vice President
                                                          and General Counsel